PGIM Rock ETF Trust
PGIM S&P 500 Max Buffer ETF – February
(the “Fund”)
Supplement dated January 23, 2026
to the Fund’s Currently Effective Summary Prospectus and Prospectus
As described in the Fund’s prospectus, an investment in shares of the Fund is subject to a pre-determined upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the entire Target Outcome Period (generally, an approximately one-year period over which the Fund seeks to produce the target outcome). The next Target Outcome Period for the Fund will commence on February 1, 2026 and end on January 31, 2027 (the “New Target Outcome Period”). The Fund’s Cap will not be determined until on or about the start of the New Target Outcome Period. Investors are encouraged to visit the Fund’s website (https://www.pgim.com/investments/etf-buffer-fund)* on February 1, 2026 (or the first business day thereafter) to obtain information on the Cap for the New Target Outcome Period. Investors should consider the Cap before investing or reinvesting in the Fund for the New Target Outcome Period.
The anticipated buffer for the Fund is also disclosed below. Investors are further encouraged to visit the website (https://www.pgim.com/investments/etf-buffer-fund)* for the Fund on February 1, 2026 (or the first business day thereafter) to obtain information on the final buffer for the New Target Outcome Period.
As of January 23, 2026, the expected range of the Fund’s Cap and anticipated buffer (before fees and expenses) for the New Target Outcome Period is set forth below.
Fund Name	Ticker	Estimated Cap Range	Anticipated Buffer
PGIM S&P 500 Max Buffer ETF – February	PMFB	4.8% – 7.8% before fees and expenses	100% before fees and expenses
		(4.3% – 7.3% after taking into account the Fund’s unitary management fee)	(99.5% after taking into account the Fund’s unitary management fee)
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* Reference to the Website does not incorporate the Website into this supplement or the Fund’s prospectus.

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